Simmons First National Corporation

NASDAQ-GS: SFNC

# Acquisition of Community First Bancshares, Inc.

**May 6, 2014**

First State

# Forward-Looking Statement

Statements contained in this presentation that are not historical facts should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Community First Bancshares, Inc. acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

# Strategic Acquisition

| | |
|---|---|
| **Financially Attractive** | • Double digit EPS accretion<br>• Internal rate of return greater than 18%<br>• Accretive to tangible book value in ~1.75 years<br>• Pro forma total assets of $6.8 billion |
| **Low Risk Profile** | • Similar cultures and operating styles<br>• Retention of local management team<br>• Comprehensive due diligence process<br>• Strong pro forma capital ratios |
| **Strategic Value** | • Opportunistic acquisition into contiguous markets with a high-quality partner<br>• Leverages current operating platform and back office support<br>• Attractive business lines and markets |

# Transaction Overview

| | |
|---|---|
| **Structure** | Simmons First National Corporation ("Simmons First") to acquire 100% of Community First Bancshares Inc.'s ("Community First") stock. Community First will be merged into Simmons First |
| **Purchase Price** | $243 million |
| **Required Approval** | Customary regulatory and shareholder approvals |
| **Expected Closing** | 4th Quarter 2014 |

# Key Transaction Assumptions

| | |
|---|---|
| **Cost Savings** | **20%** of Community First's budgeted 2014 non-interest expense<br>• ~$12.0 million pre-tax<br>• 25% phased-in in 2015; 100% thereafter |
| **One-time Merger Related Cost** | ~$8 million after-tax |
| **Loan Mark** | **$25.8 million or 2.3% of loans** |
| **OREO Mark** | $0.3 million |
| **Other Marks** | $0.8 million to Fixed Assets<br>$0.4 million to Other Assets<br>$0.6 million to Unfunded Commitments<br>$1.6 million to Deposits<br>$1.0 million to FHLB Borrowings |
| **Operation** | Community First will be merged into Simmons First |
| **System Conversion** | Expected in August 2015 |

# Financial Impact

- **Meaningful EPS Accretion:**
  - **2015: ~4.8%**
  - **2016 and thereafter: ~10%**
- **Internal Rate of Return ~18%**
- **Estimated TBV Impact:**
  - Earn back period ~1.75 years
- **Pro Forma Capital:**

| | |
|---|---|
| TCE / TA | 7.2% |
| Tier 1 Leverage Ratio | 8.5% |
| Tier 1 Risk-Based Capital Ratio | 13.5% |
| Total Risk-Based Capital Ratio | 14.2% |

# Overview of Community First

## Community First Footprint


Mayfield
Clarksville
Paris
Dickson
Cookeville
Smyrna
Murfreesboro
TN
Jonesboro
Columbia
Oak Ridge
Knoxville
Maryville
Morristown
Johnson City
La Follette
Memphis
Germantown
Savannah
Chattanooga
Athens
Asheville
Florence
Dalton
Greenville
McMinnville

## Overview

- **Founded in 1887**
- **Headquartered in Union City, TN**
- **Operates 32 branches in Tennessee through First State Bank**
- **5th largest bank headquartered in Tennessee by deposits**
- **Focus on relationship banking**
- **Offers full range of commercial and consumer products**

Note: Data as of the twelve months ended March 31, 2014
Source: SNL Financial

| Financial Highlights | |
|---|---|
| Headquarters | Union City, TN |
| Year Established | 1887 |
| Branches | 32 |
| CEO | John C. Clark |
| CEO Age | 63 |
| Total Assets | $1,937.3 |
| Deposits | 1,589.9 |
| Total Loans | 1,129.0 |
| Loans / Deposits | 71.0 % |
| % Core Deposits | 81.7 |
| ROAA | 1.10 % |
| ROAE | 12.76 |
| Net Interest Margin | 3.50 |
| Efficiency Ratio | 62.9 |
| NPAs / Assets | 0.67 % |
| NPAs / Loans + OREO | 1.15 |
| Reserves / NPLs | 180.1 |
| Reserves / Loans | 1.42 |
| TCE / TA | 6.99 % |
| Leverage Ratio | 10.38 |
| Tier 1 Capital Ratio | 16.61 |
| Total Capital Ratio | 17.86 |

# Executive Management

First State

| Executive | Position | Years in Banking |
|---|---|---|
| John Clark | President & Chief Executive Officer | 37 |
| Kathy Barber | HR Director, Secretary, Treasurer | 33 |
| Tony Gregory | Chief Banking Officer | 25 |
| Victor Castro | Executive Vice President & Chief Financial Officer | 18 |
| Chet Alexander | Executive Vice President & Chief Credit Officer | 24 |
| Lynda King | Risk Management Officer | 33 |

# Historical Financials

*Dollars in thousands*

| | For the Year Ended December 31, | | | | |
|---|---|---|---|---|---|
| | 2010 | 2011 | 2012 | 2013 | 1Q'14 |
| **Balance Sheet** | | | | | |
| Total Assets | $1,483,820 | $1,655,250 | $1,750,453 | $1,925,471 | $1,937,308 |
| Total Loans | 981,917 | 942,159 | 988,482 | 1,111,134 | 1,128,981 |
| Deposits | 1,273,573 | 1,391,939 | 1,453,935 | 1,554,474 | 1,589,877 |
| Tangible Common Equity | 97,441 | 114,108 | 130,246 | 124,792 | 135,232 |
| **Selected Operating Ratios** | | | | | |
| Net Income | $7,911 | $12,901 | $17,828 | $18,412 | $6,108 |
| ROAA | 0.54 % | 0.82 % | 1.04 % | 1.01 % | 1.26 % |
| ROAE | 6.57 | 9.55 | 11.36 | 11.45 | 14.89 |
| Net Interest Margin | 3.71 | 3.68 | 3.41 | 3.45 | 3.51 |
| Efficiency Ratio | 71.4 | 63.5 | 66.8 | 65.3 | 58.1 |
| **Asset Quality** | | | | | |
| NPAs / Total Assets | 2.47 % | 1.74 % | 1.32 % | 0.79 % | 0.67 % |
| NPAs / Loans + OREO | 3.68 | 3.02 | 2.32 | 1.36 | 1.15 |
| Reserves / Total Loans | 1.84 | 2.01 | 1.59 | 1.45 | 1.42 |
| NCOs / Average Loans | 1.28 | 0.63 | 0.50 | 0.07 | 0.08 |
| **Capital Ratios** | | | | | |
| Tangible Common Equity / Tangible Assets | 6.6 % | 6.9 % | 7.5 % | 6.5 % | 7.0 % |
| Tier 1 Leverage Ratio | 9.6 | 10.1 | 10.3 | 10.2 | 10.4 |
| Tier 1 Ratio | 13.8 | 16.3 | 16.8 | 16.2 | 16.6 |
| Total Risk-Based Capital Ratio | 15.0 | 17.6 | 18.0 | 17.4 | 17.9 |

Source: SNL Financial

# Historical Balance Sheet Growth



Assets ($B)
CAGR: 11.5%
$2.0
$1.5
$1.0
$0.5
$0.0
$0.7
$0.9
$1.0
$1.1
$1.4
$1.4
$1.5
$1.7
$1.8
$1.9
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013



Deposits ($B)
CAGR: 10.9%
$1.6
$1.2
$0.8
$0.4
$0.0
$0.6
$0.7
$0.9
$0.9
$1.1
$1.2
$1.3
$1.4
$1.5
$1.6
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013



Loans ($B)
CAGR: 8.2%
$1.2
$0.9
$0.6
$0.3
$0.0
$0.5
$0.7
$0.9
$1.0
$1.0
$1.0
$0.9
$1.0
$1.1
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013



Loans/Deposits (%)
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
89.7%
92.2%
87.9%
93.8%
93.5%
84.8%
77.1%
67.7%
68.0%
71.5%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Source: SNL Financial

# Community First Fee Income

- **Community First generates a significant amount of non-interest income, driven by:**
  - **SBA Lending**
    - *2013 SBA Community Bank of the Year, Largest Producer in 2013 in Tennessee*
  - **Consumer Finance**
    - *Unit volume growth of 30% from 2010 - 2013*
  - **Mortgage**
    - *Operates throughout Tennessee with 25 lending officers – recent expansion in Memphis and Nashville*
  - **Insurance**
    - *Six locations in Southwest and Western Tennessee*
  - **Ag Services**
    - *Seasoned employees providing capital to community farms*
- **Fee generation meaningfully outperforms peers and provides solid source of income diversification**

**Non-Interest Income / Avg Assets**



1.25%
1.00%
0.75%
0.50%
0.25%
1.01%
1.11%
1.11%
1.19%
1.18%
0.65%
0.61%
0.57%
0.59%
0.59%
2009
2010
2011
2012
2013
Community First
Tennessee Banks

Note: Peers include banks headquartered in Tennessee; non-interest income excludes gains / losses on securities, OREO, and other assets
Source: SNL Financial

# Fee Income Breakdown



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
35.0%
$16.0
$19.5
$21.6
2011
2012
2013
Other
First Auto
SBLD
First State Insurance
First State Finance
First State Mortgage

Note: Dollars in millions
Source: Company documents

# Tennessee Deposit Market Share

| Rank | Bank | Branches | Deposits ($mm) | Market Share (%) |
|---|---|---|---|---|
| 1 | First Horizon National Corp. | 164 | 16,631 | 14.04 |
| 2 | Pinnacle Financial Partners | 33 | 4,108 | 3.47 |
| 3 | First South Bancorp Inc. | 45 | 1,784 | 1.51 |
| 4 | Home Federal Bank of Tennessee | 23 | 1,658 | 1.40 |
| **5** | **Community First** | **32** | **1,508** | **1.27** |
| 6 | Wilson Bank Holding Company | 25 | 1,503 | 1.27 |
| 7 | First Citizens Bancshares Inc. | 21 | 1,151 | 0.97 |
| 8 | Clayton Bancorp Inc | 28 | 951 | 0.80 |
| 9 | First Farmers Merchants Corp. | 18 | 922 | 0.78 |
| 10 | CapStar Bank | 5 | 917 | 0.77 |
| | **Market Totals** | **2,244** | **118,487** | **100.00** |

Note: Includes banks headquartered in Tennessee
Source: SNL Financial
Deposit data as of June 30, 2013

# Pro Forma Demographics

**Projected Median HHI Growth %**
*(2013 – 2018)*



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.7%
17.3%
17.6%
20.6%
16.8%
SFNC
Community First
Arkansas
Tennessee
Pro Forma

**Projected Median Household Income $**
*(2018)*



55,000
50,000
45,000
40,000
35,000
30,000
$47,491
$47,194
$46,255
$51,244
$47,378
SFNC
Community First
Arkansas
Tennessee
Pro Forma

Note: SFNC pro forma for recent acquisition of Delta Trust & Banking Corporation
Source: SNL Financial

# Expansion to Adjacent Markets



SFNC Branches

Community First Branches

## Market Highlights

- Logical extension into adjacent markets – Union City, Martin, Jackson, Memphis, and Dyersburg
- Provides an established market presence in West Tennessee
- Community First was founded in Union City in 1887

| Community First Deposit Market Share | | | | |
|---|---|---|---|---|
| Rank | MSA | Branches | Deposits ($mm) | Market Share (%) |
| 1 | Union City, TN-KY | 6 | 434 | 41.76 |
| 1 | Martin, TN | 6 | 272 | 53.83 |
| 7 | Jackson, TN | 2 | 112 | 5.57 |
| 35 | Memphis, TN-MS-AR | 3 | 100 | 0.42 |
| 4 | Dyersburg, TN | 2 | 39 | 5.95 |

Source: SNL Financial and Company documents
Deposit data as of June 30, 2013

# Entrance to the Nashville MSA


Nashville

SFNC Branches

Community First Branches

## Nashville MSA Highlights

- Home to over 1.8 million people and 37,000 businesses
- Largest deposit market by MSA in Tennessee with over $40.8 billion in deposits (34.5% of the states total deposit base)
- Diverse economy bolstered by the music industry, healthcare, manufacturing, transportation, and technology

| Rank | Bank | Branches | Deposits ($mm) | Market Share (%) |
|---|---|---|---|---|
| 1 | Bank of America Corp. | 37 | 6,656 | 16.31 |
| 2 | Regions Financial Corp. | 70 | 6,448 | 15.80 |
| 3 | SunTrust Banks Inc. | 55 | 4,845 | 11.87 |
| 4 | Pinnacle Financial Partners | 28 | 3,611 | 8.85 |
| 5 | First Horizon National Corp. | 43 | 2,754 | 6.75 |
| 6 | U.S. Bancorp | 53 | 1,438 | 3.52 |
| 7 | Wilson Bank Holding Company | 24 | 1,414 | 3.46 |
| 8 | Fifth Third Bancorp | 33 | 1,297 | 3.18 |
| 9 | Wells Fargo & Co. | 12 | 1,015 | 2.49 |
| 10 | CapStar Bank | 5 | 917 | 2.25 |
| **21** | **Community First** | **8** | **330** | **0.81** |
| | **Market Totals** | **601** | **40,819** | **100.00** |

Note: SFNC branches pro forma for recent acquisition of Delta Trust & Banking Corporation
Source: SNL Financial, Company documents, and US Census Bureau

# Pro Forma Loan Composition

## SFNC



0.1%
9.0%
23.3%
42.2%
10.5%
2.9%
12.0%

| Loans ($000) | | |
|---|---|---|
| Construction | $241,596 | 9.0% |
| Single-Family Residential | 629,024 | 23.3% |
| Commercial Real Estate | 1,138,199 | 42.2% |
| Commercial | 282,885 | 10.5% |
| Agricultural | 77,906 | 2.9% |
| Consumer | 324,052 | 12.0% |
| Other | 2,373 | 0.1% |
| Total | $2,696,035 | 100.0% |

## Community First



0.0%
5.1%
28.6%
42.5%
12.0%
1.2%
10.6%

| Loans ($000) | | |
|---|---|---|
| Construction | $57,387 | 5.1% |
| Single-Family Residential | 322,327 | 28.6% |
| Commercial Real Estate | 479,942 | 42.5% |
| Commercial | 135,660 | 12.0% |
| Agricultural | 13,793 | 1.2% |
| Consumer | 119,380 | 10.6% |
| Other | 492 | 0.0% |
| Total | $1,128,981 | 100.0% |

## Pro Forma(1)



0.1%
7.8%
24.9%
42.3%
10.9%
2.4%
11.6%

| Loans ($000) | | |
|---|---|---|
| Construction | $298,983 | 7.8% |
| Single-Family Residential | 951,351 | 24.9% |
| Commercial Real Estate | 1,618,141 | 42.3% |
| Commercial | 418,545 | 10.9% |
| Agricultural | 91,699 | 2.4% |
| Consumer | 443,432 | 11.6% |
| Other | 2,865 | 0.1% |
| Total | $3,825,016 | 100.0% |

(1) Excludes purchase accounting adjustments
Source: SNL Financial, Company Documents
Note: Data as of March 31, 2014; SFNC pro forma for recent Delta Trust & Banking Corporation acquisition

# Pro Forma Deposit Composition

## SFNC



13.6%
22.1%
15.4%
48.9%

| Deposits ($000) | | |
| --- | --- | --- |
| Non-Interest Bearing Transaction | $905,217 | 22.1% |
| Interest Bearing Transaction & Savings | 2,003,867 | 48.9% |
| Time Less than $100,000 | 630,259 | 15.4% |
| Time Greater than $100,000 | 556,331 | 13.6% |
| Total Deposits | $4,095,674 | 100.0% |

| Cost of Total Deposits: | 0.27% |
| --- | --- |

## Community First



18.3%
12.1%
13.8%
55.8%

| Deposits ($000) | | |
| --- | --- | --- |
| Non-Interest Bearing Transaction | $192,012 | 12.1% |
| Interest Bearing Transaction & Savings | 887,507 | 55.8% |
| Time Less than $100,000 | 218,924 | 13.8% |
| Time Greater than $100,000 | 291,434 | 18.3% |
| Total Deposits | $1,589,877 | 100.0% |

| Cost of Total Deposits: | 0.58% |
| --- | --- |

## Pro Forma(1)



14.9%
19.3%
14.9%
50.9%

| Deposits ($000) | | |
| --- | --- | --- |
| Non-Interest Bearing Transaction | $1,097,229 | 19.3% |
| Interest Bearing Transaction & Savings | 2,891,374 | 50.9% |
| Time Less than $100,000 | 849,183 | 14.9% |
| Time Greater than $100,000 | 847,765 | 14.9% |
| Total Deposits | $5,685,551 | 100.0% |

| Cost of Total Deposits: | 0.36% |
| --- | --- |

(1) Excludes purchase accounting adjustments
Source: SNL Financial, Company Documents
Note: Data as of March 31, 2014; SFNC pro forma for recent Delta Trust & Banking Corporation acquisition

# Credit Due Diligence

- Comprehensive credit due diligence process to review Community First's loan and OREO portfolios
- Experienced loan review team, which has a good understanding of borrowers and local markets
- Excellent cooperation of Community First's management team
- $475 million of loans were reviewed (43% of outstanding balances)
- 100% of OREO balances were reviewed

# Proven Acquirer and Integrator


First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
American State Bank
Lincoln Bankshares Inc.
January 19, 1999
Bank of Lincoln
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
Alliance Bank
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
Truman Bank
Excel Bank
October 19, 2012
Excel
Delta Trust
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
First America Savings Bank
December 7, 1990
Financial Centers: 3
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
Dermott State Bank Bancshares, Inc.
August 1, 1995
First Bank of Arkansas
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
Southwest Community Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Nearby & Neighborly

# Pro Forma Footprint


Legend
Simmons First National Corp.
US Branches: Current
Community First Bancshares Inc
US Branches: Current
Kansas City
Topeka
Manhattan
Springfield
St Louis
Oklahoma City
Tulsa
Fayetteville
Little Rock
Memphis
Nashville
Knoxville
Chattanooga
Huntsville
Jonesboro
Pine Bluff
El Dorado
Hot Springs
Conway
Russellville
Texarkana
Fort Worth
Dallas
Louisville
Lexington
Cincinnati
Evansville
Paducah
Clarksville
Murfreesboro

# Summary

- Pro forma total assets of $6.8 billion
- Strategic acquisition that enhances franchise value through expansion into Tennessee
- Accretive to earnings per share while retaining strong capital position
- Integration experience and retention of local management assures low execution risk
- IRRs significantly in excess of cost of capital
- We remain well-positioned for future opportunities

# Simmons First National Corporation

NASDAQ-GS: SFNC

## Acquisition of Community First Bancshares, Inc.

**May 6, 2014**

First State